UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2010

RBS GLOBAL, INC.	REXNORD LLC
(Exact name of Registrant as specified in its charter)	(Exact name of Registrant as specified in its charter)

Delaware	Delaware
(State of Incorporation)	(State of Incorporation)

333-102428-08	033-25967-01
(Commission File Numbers)

01-0752045	04-3722228
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

4701 Greenfield Avenue Milwaukee, Wisconsin	53214
(Address of principal executive offices)	(Zip Code)

(414) 643-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 20, 2010, RBS Global, Inc. (“RBS Global”) and Rexnord LLC (“Rexnord” and, together with RBS Global, the “Companies”) entered into (i) a fifth supplemental indenture dated as of April 20, 2010 ( the “2006 Notes Supplemental Indenture”) to the Indenture dated as of July 21, 2006, by and among the Companies, each of the guarantors party thereto, and Wells Fargo Bank, National Association, as Trustee, pursuant to which the 9.50% Senior Unsecured Notes due 2014 (the “2006 9.50% Notes”) were issued (as amended and supplemented, the “2006 Indenture”), (ii) a first supplemental indenture dated as of April 20, 2010 (the “2009 Notes Supplemental Indenture”) to the Indenture dated as of April 29, 2009, by and among the Companies, each of the guarantors party thereto, and Wells Fargo Bank, National Association, as Trustee, pursuant to which the 9.50% Senior Unsecured Notes due 2014 (the “2009 9.50% Notes”) were issued (as amended and supplemented, the “2009 Indenture”) and (iii) a fourth supplemental indenture dated as of April 20, 2010 (the “2007 Notes Supplemental Indenture”) to the Indenture dated as of February 7, 2007, by and among the Companies, each of the guarantors party thereto, and Wells Fargo Bank, National Association, as Trustee, pursuant to which the 8.875% Senior Unsecured Notes due 2016 (the “8.875% Notes”) were issued (as amended and supplemented, the “2007 Indenture” and, together with the 2006 Indenture and the 2009 Indenture, the “Indentures”).

The 2006 Notes Supplemental Indenture, the 2009 Notes Supplemental Indenture and the 2007 Notes Supplemental Indenture (together, the “Supplemental Indentures”) were entered into in connection with the Companies’ tender offers and consent solicitations with respect to the 2006 9.50% Notes, the 2009 9.50% Notes and the 8.875% Notes (together, the “Notes”) which were commenced April 7, 2010 (the “Tender Offers”). The Supplemental Indentures amend the terms governing the Notes to, among other things, eliminate substantially all of the material restrictive covenants, eliminate or modify certain events of default and eliminate or modify related provisions in the Indentures governing the Notes. The Supplemental Indentures will be effective upon execution, but the amendments to each Indenture will not be operative until the Companies accept at least a majority in principal amount of the applicable Notes for payment in the Tender Offers. In addition, the information in this Item, including Exhibits 4.1, 4.2 and 4.3, shall be deemed to be incorporated by reference to the Offer to Purchase and Consent Solicitation Statement dated April 7, 2010 (the “Offer to Purchase”) delivered in connection with the Tender Offers.

Item 8.01	Other Events

On April 21, 2010, the Companies issued a press release announcing that as of 5:00 p.m., New York City time, on April 20, 2010 (the “Consent Date”), holders of (i) $794,142,000 aggregate principal amount of the 2006 9.50% Notes, (ii) $196,257,000 aggregate principal amount of the 2009 9.50% Notes and (iii) $76,977,000 aggregate principal amount of the 8.875% Notes, had tendered their Notes and consented to certain proposed amendments pursuant to the Companies’ previously announced Tender Offers. As of the Consent Date, (i) $858,000 aggregate principal amount of the 2006 9.50% Notes have not been tendered, (ii) $13,000 aggregate principal amount of the 2009 9.50% Notes have not been tendered and (iii) $2,025,000 aggregate principal amount of the 8.875% Notes have not been tendered. The Tender Offers will expire at 12:00 midnight, New York City time, on May 4, 2010 unless extended or earlier terminated (the “Expiration Date”) and holders of Notes who validly tender their Notes after the Consent Date but on or before the Expiration Date will only be eligible to receive their tender offer consideration and will not receive the consent payment.

As a result of the requisite consents of the holders of the Notes, the Companies have entered into the Supplemental Indentures described above with each trustee under the Indenture for each series of Notes that give effect to the proposed amendments described in the Companies’ Offer to Purchase. The proposed amendments to each Indenture will eliminate substantially all of the material restrictive covenants, eliminate or modify certain events of default and eliminate or modify related provisions in the Indentures governing the Notes.

For additional information concerning the foregoing, a copy of the press release dated April 21, 2010 is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, the information in this Item, including Exhibit 99.1, shall be deemed to be incorporated by reference to the Offer to Purchase.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

4.1	Fifth Supplemental Indenture, dated April 20, 2010, to the Indenture dated as of July 21, 2006, respecting RBS Global, Inc’s. and Rexnord LLC’s 9.50% Senior Unsecured Notes due 2014, among RBS Global, Inc., Rexnord LLC, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.

4.2	First Supplemental Indenture, dated April 20, 2010, to the Indenture dated as of April 29, 2009, respecting RBS Global, Inc’s. and Rexnord LLC’s 9.50% Senior Unsecured Notes due 2014, among RBS Global, Inc., Rexnord LLC, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.

4.3	Fourth Supplemental Indenture, dated April 20, 2010, to the Indenture dated as of February 7, 2007, respecting RBS Global, Inc’s. and Rexnord LLC’s 8.875% Senior Unsecured Notes due 2016, among RBS Global, Inc., Rexnord LLC, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.

99.1	Text of press release, dated April 21, 2010.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, Rexnord LLC has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 21st day of April, 2010.

REXNORD LLC

By:	/s/ PATRICIA WHALEY
Patricia Whaley
Vice President, General Counsel and Secretary

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, RBS Global, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 21st day of April, 2010.

RBS GLOBAL, INC.

By:	/s/ PATRICIA WHALEY
Patricia Whaley
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Fifth Supplemental Indenture, dated April 20, 2010, to the Indenture dated as of July 21, 2006, respecting RBS Global, Inc.’s and Rexnord LLC’s 9.50% Senior Unsecured Notes due 2014, among RBS Global, Inc., Rexnord LLC, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.

4.2	First Supplemental Indenture, dated April 20, 2010, to the Indenture dated as of April 29, 2009, respecting RBS Global, Inc.’s and Rexnord LLC’s 9.50% Senior Unsecured Notes due 2014, among RBS Global, Inc., Rexnord LLC, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.

4.3	Fourth Supplemental Indenture, dated April 20, 2010, to the Indenture dated as of February 7, 2007, respecting RBS Global, Inc.’s and Rexnord LLC’s 8.875% Senior Unsecured Notes due 2016, among RBS Global, Inc., Rexnord LLC, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.

99.1	Text of Press Release, dated April 21, 2010